Exhibit 99.1

Ener-Core Signs Global Commercial Licensing Agreement
with Dresser-Rand, One of the World’s Largest Rotating Equipment Companies in Oil & Gas

Agreement Marks Major Milestone for Ground-Breaking Technology that Utilizes
Industrial Pollutant Waste Gases As Clean Energy Resource

IRVINE, CA (November 19, 2014) – Ener-Core, Inc. (OTCQB: ENCR), designer and manufacturer of proprietary Gradual Oxidizers, announced it has entered into a global licensing agreement with the Dresser-Rand Company to develop and market the Dresser-Rand KG2-3GEF two-megawatt gas turbine coupled with the Ener-Core oxidizer. Dresser-Rand is among the world’s largest suppliers of rotating equipment to the oil, gas petrochemical and process industries.

“The adoption of the Ener-Core oxidizer technology by Dresser-Rand is an important step in capturing the $65 billion waste gas to power opportunity,” said Alain Castro, CEO of Ener-Core. “This commercial license is a great opportunity for Ener-Core to successfully scale up its power generation technology to the 2 MW power capacity. Furthermore, Dresser-Rand’s existing global footprint of commercial and engineering teams, as well as their strong brand, will enable an accelerated deployment of Ener-Core’s solution across multiple industry applications. Most industries that currently flare their waste gases will soon be able to use these waste gases productively, while also significantly reducing their emissions of waste gases into the atmosphere. This is great news for our world’s air quality, and great news for the financial bottom-lines of the industries that currently emit these greenhouse gases into the atmosphere.”

Dan Levin, Dresser-Rand Vice President, Environmental Solutions, added, “The Ener-Core oxidizer is a breakthrough technology that greatly expands the value proposition of the KG2-3G gas turbine. The combination of reducing harmful exhaust emissions and generating clean energy from waste gases is a truly significant opportunity for many industrial companies. While most companies are focused on waste gas capture and destruction, Ener-Core’s unique Gradual Oxidation technology, combined with Dresser Rand gas turbines, will enable industrial clients across a wide range of industries to utilize their industrial waste gases to generate clean energy.”

While specific details of the deal have not been released, the license agreement grants Dresser-Rand exclusive rights to commercialize the Ener-Core 1-4MW MW Gradual Oxidizer bundled with the Dresser-Rand KG2 gas-turbine product line. The bundled solution, now being commercialized by Dresser-Rand, will provide both companies with a unique and significant commercial advantage to address the burgeoning market of methane emissions compliance. As part of the agreement, Dresser-Rand will pay a $1.6 million initial license fee, and subsequently agrees to achieve annual sales thresholds agreed to by both companies in order to retain the commercial license.

The two companies will partner to market and sell the combined product to a variety of potential industrial customers including, coal mines, oil & gas refineries, oil & gas drilling sites, distilleries, food processing plants and landfills.

While most companies will absorb additional costs related to complying with expected methane regulations, the new solution deployed by Dresser-Rand and Ener-Core will enable customers to instead generate revenue by selling the energy that they produce, or use the additional energy that they produce from their own waste gases to significantly reduce their energy purchases. With its 250 kilowatt power stations already operating in Europe and the United States, Ener-Core’s Gradual Oxidation technology provides for base-load power and energy security while other renewable energy systems are dependent on intermittent sources of power generation. Executives with Ener-Core estimate that the amount of waste gases that are polluted annually into the atmosphere in the form of wasted methane could be used to generate up to 65,000 MW of clean energy – the equivalent of powering 65-80 million homes. Were that gas to be turned into fuel for an Ener-Core / Dresser-Rand generator, it would in effect, offset the green house gas pollution of 254 million vehicles registered in the US in 2012.

###

About Ener-Core, Inc.

Ener-Core designs and manufactures innovative systems for producing continuous energy from a broad range of sources, including previously unusable ultra-low quality gas.  The Ener-Core Gradual Oxidizer, our patented oxidation technology, enables the conversion of these gases into useful heat and power with the lowest known associated emissions. With the Ener-Core Gradual Oxidizer matched to gas turbines, Ener-Core offers systems with fuel flexibility and pollution control for power generation. The Gradual Oxidizer can also be customized for integration with larger existing power generation systems to offer unparalleled pollution control and achieve zero emissions. Ener-Core has developed the 250kW Ener-Core power station FP250 ("FP250"), and its larger counterpart, the 2MW Ener-Core power station KG2-3G/GO, to transform methane gas, especially "ultra-low-Btu gas" from landfills, coal mines, oil fields and other low quality methane sources into continuous clean electricity with near-zero emissions. The power stations are specifically engineered for fuel flexibility and modularity, so that these low-Btu gas sources can be used as an energy resource instead of wasted through venting and/or flaring.

With dedication, deep expertise, and broad energy experience, Ener-Core seeks to serve several markets globally, including oil fields, biogas, coalmines, natural gas, emissions control, and utility power generation.  For more information, please visit the Ener-Core website: www.Ener-Core.com.

2

About Dresser-Rand

Dresser-Rand is among the largest suppliers of rotating equipment solutions worldwide. The company offers some of the most efficient and, environmentally friendly technology platforms, products and services in distributed power generation for oil and gas, industrial, institutional, and commercial clients and rural electrification programs. The Company operates manufacturing facilities in the United States, France, United Kingdom, Spain, Germany, Norway, Brazil and India and maintains a network of 49 service and support centers (including 6 engineering and R&D centers) covering more than 150 countries. Dresser-Rand has principal offices in Paris, France, and Houston, Texas.

Cautionary Statement Regarding Forward-Looking Statements

Forward-looking statements contained in this press release are made under the Safe Harbor Provision of the Private Securities Litigation Reform Act of 1995. Information provided by Ener-Core, Inc., such as online or printed documents, publications or information available via its website may contain forward-looking statements that involve risks, uncertainties, assumptions, and other factors, which, if they do not materialize or prove correct, could cause its results to differ materially from historical results, or those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words "planned," "expects," "believes," "strategy," "opportunity," "anticipates," and similar words. These statements may include, among others, plans, strategies, and objectives of management for future operations; any statements regarding proposed new products, services, or developments; any statements regarding future economic conditions or performance; statements of belief; and any statements of assumptions underlying any of the foregoing. The information contained in this release is as of June 24, 2014. Except as otherwise expressly referenced herein, Ener-Core assumes no obligation to update forward-looking statements.

For Investor Inquiries contact: Becky Herrick, LHA, 415 433-3777, bherrick@lhai.com

For Media Inquiries contact: Colin Mahoney, Mahoney Communications Group, 1-617-970-4418, colin@mahoneycommunications.com

3